UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)       February 12, 2009

NEXEN INC.
(Exact name of registrant as specified in its charter)
CANADA
(State or other jurisdiction of incorporation)
1-6702	98-6000202
(Commission File Number)	(I.R.S. Employer Identification No.)

801 - 7th AVENUE S.W. CALGARY, ALBERTA, CANADA	T2P 3P7
(Address of principal executive offices)	(Zip Code)

(403) 699-4000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

ITEM 2.02.	DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On February 12, 2009, Nexen Inc. issued a press release announcing its year-end results for the fiscal year ended December 31, 2008. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this item. The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in any such filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.
(d)	Exhibits.
EXHIBIT NO.	DESCRIPTION
99.1	Press release of Nexen Inc. dated February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  February 12, 2009

NEXEN INC.
By:	/s/ Rick C. Beingessner
Name: Rick C. Beingessner Title: Assistant Secretary

EXHIBIT INDEX

EXHIBIT.	DESCRIPTION
99.1	Press release of Nexen Inc. dated February 12, 2009.